                                  Exhibit 99.3

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ Thomas C. DeBenedictus
                                            ---------------------------------
                                            Thomas C. DeBenedictus

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ Elizabeth P. Allen
                                            ---------------------------------
                                            Elizabeth P. Allen

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ Thomas C. Aposporos
                                            ---------------------------------
                                            Thomas C. Aposporos

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ George M. Coulter
                                            ---------------------------------
                                            George M. Coulter

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ Richard T. Hazzard
                                            ---------------------------------
                                            Richard T. Hazzard

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ Peter Van Kleeck
                                            ---------------------------------
                                            Peter Van Kleeck

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ Richard Novik
                                            ---------------------------------
                                            Richard Novik

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ John J. Page
                                            ---------------------------------
                                            John J. Page

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ Archibald A. Smith, III
                                            ---------------------------------
                                            Archibald A. Smith, III

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ Roger W. Smith
                                            ---------------------------------
                                            Roger W. Smith

                                     CONSENT

With respect to the Proxy Statement / Prospectus of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. filed with this Registration Statement on Form S-4 of Hudson Chartered Bancorp, Inc., I hereby consent to being named in the Proxy Statement / Prospectus and the Registration Statement as a designee for appointment or election to the Board of Directors of Premier National Bancorp, Inc. upon the consummation of the merger of Progressive Bank, Inc. and Hudson Chartered Bancorp, Inc. pursuant to their Agreement and Plan of Reorganization dated December 16, 1997.


                                            /s/ David A. Swinden
                                            ---------------------------------
                                            David A. Swinden